UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023 (September 15, 2023)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2023, the Board of Directors (the “Board”) of Medalist Diversified REIT, Inc. (the “Company”) (i) increased the size of the Board from five (5) to six (6) directors and appointed David Lunin to the Board, effective September 19, 2023, for a term expiring at the Company’s 2024 annual meeting of stockholders; and (ii) appointed Mr. Lunin to the Audit Committee of the Board.

The Board has determined that Mr. Lunin is an independent director as defined in the listing standards of The Nasdaq Stock Market LLC and the applicable rules of the U.S. Securities and Exchange Commission. Mr. Lunin is expected to participate in the Company’s compensation program for its independent directors.

There are no arrangements or understandings between Mr. Lunin and any other person pursuant to which he was selected as a director, and Mr. Lunin is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 15, 2023, the Company held its 2023 annual meeting of stockholders, in which the stockholders voted on the following proposals:

Proposal No. 1: The election of five directors, each to serve for a one-year term until the 2024 annual meeting of stockholders or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld
Francis P. Kavanaugh	1,235,449	22,605
Neil P. Farmer	1,086,040	172,014
Emanuel D. Neuman	1,233,433	24,621
Charles S. Pearson, Jr.	1,089,165	168,890
Timothy P. O’Brien	1,075,643	182,411

There were 344,756 broker non-votes and no abstentions in connection with Proposal No. 1. Each of the preceding five directors was elected to the Board to serve for a one-year term until the 2024 annual meeting of stockholders or until his respective successor is duly elected and qualified.

Proposal No. 2: The ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions
1,559,287	39,318	4,205

There were no broker non-votes in connection with Proposal No. 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: September 20, 2023	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer